Filed pursuant to Rule 497(a)
File No. 333-199102
Rule 482ad

3700 Glenwood Ave., Ste. 530
Raleigh, NC 27612

TRIANGLE CAPITAL CORPORATION ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK
RALEIGH, N.C., February 28, 2017 -- Triangle Capital Corporation (NYSE:TCAP) (“Triangle” or the "Company") today announced that it has priced an underwritten public offering of 7,000,000 shares of common stock. The public offering price was set at $19.50 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $132 million. The Company intends to use the net proceeds of this public offering to make additional investments in lower middle market companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.
The underwriters have been granted an option, exercisable for 30 days, to purchase up to 1,050,000 additional shares of common stock. Morgan Stanley & Co. LLC, BofA Merrill Lynch, Keefe, Bruyette & Woods, A Stifel Company, Wells Fargo Securities, LLC and Robert W. Baird & Co. Incorporated are acting as joint bookrunning managers of this offering. Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities, LLC and JMP Securities LLC are acting as lead managers, and J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc. and Fifth Third Securities, Inc. are acting as co-managers for this offering. The offering is subject to customary closing conditions and is expected to close on March 3, 2017.

Investors should carefully consider, among other things, Triangle’s investment objective and strategies, charges and expenses and the risks related to Triangle and the offering before investing. The preliminary prospectus supplement dated February 27, 2017, including the base prospectus dated April 18, 2016, which has been filed with the Securities and Exchange Commission, contains risk factors and other information about Triangle. A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; BofA Merrill Lynch, Attn: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina, 28255-0001, or by emailing dg.prospectus_requests@baml.com; Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number: 1-800-966-1559); Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077 (telephone number: 1-800-326-5897), or by emailing cmclientsupport@wellsfargo.com or Robert W. Baird & Co. Incorporated, Attn: Syndicate

Department, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (telephone number: 1-800-792-2473), or by emailing syndicate@rwbaird.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Triangle Capital Corporation
Triangle Capital Corporation (www.TCAP.com) invests capital in established companies in the lower middle market to fund growth, changes of control and other corporate events. Triangle offers a wide variety of investment structures with a primary focus on mezzanine financing with equity components. Triangle’s investment objective is to seek attractive returns by generating current income from debt investments and capital appreciation from equity related investments. Triangle’s investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions. Triangle typically invests $5.0 million - $50.0 million per transaction in companies with annual revenues between $20.0 million and $300.0 million and EBITDA between $5.0 million and $75.0 million.

Triangle has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Triangle is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NYSE, federal and state laws and regulations. Triangle has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Triangle could have a material adverse effect on Triangle and its stockholders.
Forward Looking Statements
This press release may contain forward-looking statements regarding the plans and objectives of management for future operations. Any such forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "target," "goals," "plan," "forecast," "project," other variations on these words or comparable terminology, or the negative of these words. These forward-looking statements are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including the factors discussed in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents or reports that we in the future may file with the Securities and Exchange Commission (the "SEC"). Copies of any reports or documents we file with the SEC are publicly available on the SEC's website at www.sec.gov, and stockholders may receive a hard copy of our completed audited financial statements free of charge upon request to the Company at 3700 Glenwood Avenue, Suite 530, Raleigh, NC 27612.

We have based any forward-looking statements included in this press release on information available to us on the date of this press release, and we assume no obligation to update any such forward-looking statements, unless we are required to do so by applicable law. However, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

E. Ashton Poole
President and Chief Executive Officer
919-747-8618
apoole@tcap.com

Steven C. Lilly
Chief Financial Officer
919-719-4789
slilly@tcap.com
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